Pro Forma Condensed Consolidated Financial Statements (Unaudited)

             Equitable of Iowa Companies and BT Variable, Inc.


The following pro forma condensed consolidated balance sheet as of June 30, 1996, and the pro forma condensed consolidated statements of income for the year ended December 31, 1995 and the six months ended June 30, 1996 give the estimated effect to: (1) the August 13, 1996 acquisition of the outstanding shares of BT Variable, Inc. ("BTV") by Equitable of Iowa Companies ("EIC") pursuant to a Stock Purchase Agreement dated May 3, 1996 ("Stock Purchase Agreement") and (2) the July 1996 issuance of $125,000,000 of Company-obligated mandatorily-redeemable preferred securities of subsidiary, Equitable of Iowa Companies Capital Trust ("Trust"), holding solely debt securities of EIC ("Preferred Securities") to fund, in part, the pending acquisition (the "Transactions"). The pro forma condensed consolidated balance sheet assumes the Transactions had occurred as of June 30, 1996 and the pro forma condensed consolidated statements of income assume the Transactions had occurred as of January 1, 1995. The pro forma information is based on the historical financial statements of EIC and BTV giving effect to the proposed Transactions under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

The pro forma statements have been prepared by EIC's management based upon the financial statements of BTV. The pro forma statements may not be indicative of the results that actually would have occurred if the Transactions had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with EIC's audited financial statements and notes included in its 1995 Form 10-K and the unaudited financial statements and notes included in its June 30, 1996 Form 10-Q (not included herein).



























                                         PRO FORMA CONDENSED CONSOLIDATED
                                             BALANCE SHEET (UNAUDITED)
                                                   June 30, 1996

                                As Reported               Pro Forma
                             ----------------------- --------------------------
                                 EIC         BTV     Adjustments   Consolidated
                             ----------------------- ----------    ------------
                                         (Dollars in thousands)
ASSETS
Investments:
 Fixed maturities
  available for sale,
  at market                   $7,017,874   $151,152        --       $7,169,026
 Mortgage loans on
  real estate                  1,537,827        --         --        1,537,827
 Other                           295,103     15,420    (23,876)(C)     286,647
                             ----------------------- ----------    ------------
  TOTAL INVESTMENTS            8,850,804    166,572    (23,876)      8,993,500

Deferred policy acquisition
 costs                           729,008     84,793    (84,793)(B)     729,008
Present value of future
 profits                             --       6,492     93,652 (B)     100,144
Current income taxes
 recoverable                       6,768        735        --            7,503
Goodwill and other
 intangibles                       4,040        --      26,642 (C)      30,682
Other assets                     261,230     11,838       (439)(B)     272,629
Separate account assets          269,229  1,137,522        --        1,406,751
                             ----------------------- ----------    ------------
  TOTAL ASSETS               $10,121,079 $1,407,952    $11,186     $11,540,217
                             ======================= ==========    ============

LIABILITIES
Policy liabilities, accruals
 and other policyholders'
 funds                        $8,679,116   $161,266    ($8,784)(B)  $8,831,598
Deferred income taxes             11,946      1,185     (1,185)(B)      11,946
Debt                             216,000     51,439    (51,439)(B)     216,000
Other liabilities                191,419      3,734        400 (B)     195,553
Separate account liabilities     269,229  1,137,522        --        1,406,751
                             ----------------------- ----------    ------------
  TOTAL LIABILITIES            9,367,710  1,355,146    (61,008)     10,661,848












                                         PRO FORMA CONDENSED CONSOLIDATED
                                             BALANCE SHEET (UNAUDITED)
                                                   June 30, 1996

                                As Reported               Pro Forma
                             ----------------------- --------------------------
                                 EIC         BTV     Adjustments   Consolidated
                             ----------------------- ----------    ------------
                                         (Dollars in thousands)
Company-obiligated manda-
torily-redeemable preferred
securities of subsidiary,
Equitable of Iowa Companies
Capital Trust, holding solely
debt securities of the
company                              --         --     125,000 (C)     125,000

  TOTAL STOCKHOLDERS' EQUITY     753,369     52,806    (52,806)(B)     753,369
                             ----------------------- ----------    ------------
TOTAL LIABILITIES &
 STOCKHOLDER'S EQUITY        $10,121,079 $1,407,952    $11,186     $11,540,217
                             ======================= ==========    ============

See notes to unaudited pro forma condensed consolidated financial statements

































                                          PRO FORMA CONDENSED CONSOLIDATED
                                            INCOME STATEMENT (UNAUDITED)
                                            Year ended December 31, 1995

                                  As Reported            Pro Forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- -----------   ------------
                                  (Dollars in thousands, except per share)
REVENUES:
 Annuity and universal life
  product charges                 $51,466   $18,388     $2,761 (D)     $72,615
 Traditional life insurance
  premiums                         43,425       --         --           43,425
 Net investment income            641,094     2,818     (1,242)(D)     642,670
 Realized gains on investments      9,524       297        --            9,821
 Other income                      19,353     9,656        --           29,009
                              ---------------------- ----------    ------------
                                  764,862    31,159      1,519         797,540

INSURANCE BENEFITS AND EXPENSES:
 Annuity, universal life and
  other policy benefits           487,031     3,146         --         490,177
 Underwriting, acquisition and
  insurance expenses:
  Commissions, general expenses
   and insurance taxes            232,470    21,588        900 (D)     254,958
  Policy acquisition costs
   deferred                      (178,133)  (10,423)       666 (D)    (187,890)
  Amortization of deferred
   acquisition costs               72,537     2,736     (2,506)(D)      72,767
  Amortization of present value
   of future profits                  --      1,862      7,198 (D)       9,060
                              ---------------------- ----------    ------------
                                  613,905    18,909      6,258         639,072

Interest expense                   13,779     3,042     (2,949)(D)      13,872
Other expenses                      8,672     8,483        --           17,155
                              ---------------------- ----------    ------------
                                  636,356    30,434      3,309         670,099
                              ---------------------- ----------    ------------
                                  128,506       725     (1,790)        127,441

Income taxes (benefits)            43,633    (1,109)    (4,605)(D)      37,919
                              ---------------------- ----------    ------------
                                   84,873     1,834      2,815          89,522

Equity income, net of related
 income taxes                          17       --         --               17







                                          PRO FORMA CONDENSED CONSOLIDATED
                                            INCOME STATEMENT (UNAUDITED)
                                            Year ended December 31, 1995

                                  As Reported            Pro Forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- -----------   ------------
                                  (Dollars in thousands, except per share)
Dividends on Company-obligated
 mandatorily-redeemable pre-
 ferred securities of subsidiary,
 Equitable of Iowa Companies
 Capital Trust, holding solely
 debt securities of the
 company                              --        --      10,875 (D)      10,875
                              ---------------------- ----------    ------------
Net income                        $84,890    $1,834    ($8,060)        $78,664
                              ====================== ==========    ============
Net income per common share         $2.68                                $2.48
                              ============                         ============
Weighted average common
 shares outstanding            31,709,032                           31,709,032
                              ============                         ============

See notes to unaudited pro forma condensed consolidated financial statements































                                        PRO FORMA CONDENSED CONSOLIDATED
                                          INCOME STATEMENT (UNAUDITED)
                                         Six months ended June 30, 1996

                                  As Reported          Pro Forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- -----------   ------------
                                  (Dollars in thousands, except per share)
REVENUES:
 Annuity and universal life
  product charges                 $29,947    $9,570     $1,160 (D)     $40,677
 Traditional life insurance
  premiums                         19,898       --         --           19,898
 Net investment income            348,266       523       (621)(D)     348,168
 Realized gains (losses) on
  investments                      11,318      (418)       --           10,900
 Other income                       9,709     5,353        --           15,062
                              ---------------------- ----------    ------------
                                  419,138    15,028        539         434,705

INSURANCE BENEFITS AND EXPENSES:
 Annuity, universal life and
  other policy benefits           255,989       757         --         256,746
 Underwriting, acquisition and
  insurance expenses:
  Commissions, general expenses
   and insurance taxes             88,586    21,848        450 (D)     110,884
  Policy acquisition costs
   deferred                       (75,317)  (16,340)       481 (D)     (91,176)
  Amortization of deferred
   acquisition costs               38,198     1,301     (1,957)(D)      37,542
  Amortization of present value
   of future profits                  --        784      4,521 (D)       5,305
                              ---------------------- ----------    ------------
                                  307,456     8,350      3,495         319,301

Interest expense                    7,741     1,378     (1,355)(D)       7,764
Other expenses                      8,164     4,078        --           12,242
                              ---------------------- ----------    ------------
                                  323,361    13,806      2,140         339,307
                              ---------------------- ----------    ------------
                                   95,777     1,222     (1,601)         95,398

Income taxes (benefits)            33,686      (547)    (2,494)(D)      30,645
                              ---------------------- ----------    ------------
                                   62,091     1,769        893          64,753

Equity loss, net of related
 income taxes                        (114)      --         --             (114)






                                        PRO FORMA CONDENSED CONSOLIDATED
                                          INCOME STATEMENT (UNAUDITED)
                                         Six months ended June 30, 1996

                                  As Reported          Pro Forma
                              ---------------------- --------------------------
                                  EIC        BTV     Adjustments   Consolidated
                              ---------------------- -----------   ------------
                                  (Dollars in thousands, except per share)
Dividends on Company-obligated
 mandatorily-redeemable pre-
 ferred securities of subsidiary,
 Equitable of Iowa Companies
 Capital Trust, holding solely
 debt securities of the
 company                              --        --       5,438 (D)       5,438
                              ---------------------- ----------    ------------
Net income                        $61,977    $1,769    ($4,545)        $59,201
                              ====================== ==========    ============
Net income per common share         $1.95                                $1.86
                              ============                         ============
Weighted average common
 shares outstanding            31,852,453                           31,852,453
                              ============                         ============

See notes to unaudited pro forma condensed consolidated financial statements































  NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

On May 3, 1996 EIC agreed to purchase all of the outstanding shares of BTV, including its subsidiaries, Golden American Life Insurance Company ("Golden American") and Directed Services, Inc. ("DSI"), for a cash payment of $144,000,000, including the repayment of debt of $51,000,000. Closing of the transaction occurred on August 13, 1996. The company expects to incur additional costs relating to professional fees and other expenses of $740,000 which are to be included as part of the cost of acquisition. The pro forma condensed consolidated financial statements were prepared using the purchase method of accounting.

(A)  The cost of the acquisition is comprised of the following:

                    Cost of acquisition: (Dollars in thousands)
                     Cash                       $ 93,000
                     Repayment of debt            51,000
                                                --------
                     Purchase price              144,000
                     Professional fees and
                      other expenses                 740
                                                --------
                     Total acquisition cost     $144,740
                                                ========

     Certain of the above costs are estimated and could vary after the receipt of final invoices for all services and expenses incurred.

(B) Under purchase accounting, BTV's assets and liabilities are required to be adjusted to their estimated fair values. The estimated fair value adjustments have been determined by EIC based upon available information set forth in BTV's financial statements and an independent appraisal of BTV obtained from BTV's management. Such estimated fair values may vary from fair values determined at the acquisition date due to changes in interest rates and changes in the value of Golden American's inforce resulting from sales and withdrawals from June 30, 1996 to August 13, 1996.





















           Reconciliation of BTV equity to cost of acquisition
                                              (Dollars in thousands)
           Equity as reported by BTV                         $52,806

           Fair value adjustments:
            Elimination of BTV's deferred
             policy acquisition costs                        (84,793)
            Elimination of BTV's present value
             of future profits                      (6,492)
            Present value of future profits on
             business acquired                     100,144    93,652
                                                   --------
            Cash received from Bankers Trust
             for Escrow Balance net of Note          3,828
            Elimination of Escrow Balance           (4,267)     (439)
                                                   --------
            Elimination of BTV's unearned
             revenue reserve                                   8,784
            Elimination of BTV's deferred tax
             liability                                         1,185
            Repayment of BTV short term debt        51,000
            Elimination of Golden American Note        439    51,439
                                                   --------
            Establishment of liability for
             severance pay to BTV employees
             related to the acquisition                         (400)
            Cost in excess of net assets of
             company acquired (goodwill)                      22,506
                                                            ---------
           Cost of acquisition                              $144,740
                                                            =========

     Certain amounts on BTV's balance sheet as of June 30, 1996 relating to an Exchange Agreement have been eliminated. The Exchange Agreement related to the acquisition of Golden American and DSI by Bankers Trust Company ("Bankers Trust") from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit") on September 30, 1992. Under the Exchange Agreement (which is described in detail in Note 1 to BT Variable, Inc. and Subsidiaries financial statements for the year ended December 31, 1995 included as Exhibit 99.1 in this Form 8-K), Bankers Trust settled certain pre-existing claims against Mutual Benefit by exchanging such claims for the outstanding common stock of Golden American and DSI. Because the ultimate value of Bankers Trust's claims against Mutual Benefit had not been determined by the Superior Court of New Jersey (in which the rehabilitation proceeding was pending), Golden American was required to execute in connection with the Exchange Agreement an adjustable principal amount promissory note, 7.5% due 1997 ("Note"), under which Golden American has been required to make periodic payments into an escrow account ("Escrow Account") in which such funds are to be held until the value of Bankers Trust's claims is determined in accordance with the rehabilitation proceedings. As of June 30, 1996, the escrow account ("Escrow Balance") established by Golden American was $4,267,000. Bankers Trust has estimated that the contingent liability due from Golden American with respect to the Note amounted to $439,000 as of June 30, 1996.


     At the closing Bankers Trust made a cash payment to Golden American in an amount equal to the Escrow Balance less the sum of the $439,000 contingent liability and entered into an irrevocable undertaking to make all such payments as they become due under the terms of the Note. In exchange, Golden American irrevocably assigned to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the Escrow Account in accordance with the terms of the agreement governing the Escrow Account. As a result, other assets reflect a net reduction of $439,000 for the elimination of the Escrow Balance of $4,267,000 less cash received at closing of $3,828,000 and debt has been reduced by $439,000 for the elimination of the liability relating to the obligation of Golden American under the terms of the Note.

     The carrying values of BTV's fixed maturity investments are at market value since all such investments are reported as available for sale. Accordingly, no fair value adjustments for investments are required. The present value of future profits ("PVFP") of the insurance inforce at the date of the acquisition is determined by estimating the gross profits to be realized from the insurance contracts inforce at the time the acquisition occurs and discounting the profits back to the acquisition date. The discount rate utilized in calculating the PVFP was 10%.

     The "As Reported" amounts established by BTV for PVFP, unearned revenue reserves and deferred policy acquisition costs (the cost associated with generating sales of insurance policies) are eliminated and replaced by the PVFP determined as of the acquisition date. BTV's "As Reported" amounts for policy liabilities, accruals and other policyholder funds are held at account values and, accordingly, reflect the fair value of such liabilities. As a result, no fair market value adjustment is required for such liabilities. "As Reported" amounts for separate account assets and liabilities are carried at their fair value and, accordingly, no fair value adjustment is required. EIC has elected to step-up the tax basis of the assets associated with BTV at the acquisition date, and as a result, BTV's deferred income tax liability and expense have been eliminated.

(C) The costs associated with the issuance of the $125,000,000 of 8.70% Preferred Securities are estimated to approximate $4,650,000 which will be deferred and amortized over 30 years to the date of required redemption of the Preferred Securities, excluding any optional election by EIC to extend such redemption for up to an additional 19 years. Accordingly, the net proceeds from the sale of the Preferred Securities approximate $120,350,000. EIC used the net proceeds from the sale of Preferred Securities ($120,350,000), which were loaned to EIC in exchange for EIC debt securities issued to the Trust, to fund most of the cost of the acquisition of approximately $144,740,000. Through June 30, 1996, EIC has incurred costs of $514,000 related to the Transactions. EIC and its subsidiaries funded the remainder of the acquisition cost by reducing short-term investments by $23,876,000. Funds generated by subsidiaries for this purpose were passed to EIC in the form of dividends. The total amount of goodwill and other intangibles deferred relating to the Transactions ($27,156,000), is comprised of estimated goodwill of $22,506,000 and $4,650,000 of estimated costs of issuance of the Preferred Securities. The adjustment necessary for goodwill and other intangibles for the Pro Forma balance sheet of $26,642,000 is net of the costs capitalized through June 30, 1996 of $514,000 related to the Transactions.


(D) For purposes of determining the pro forma effect of the Transactions on EIC's consolidated statement of income, the following pro forma adjustments have been made:

                                                        Year ended  Six months
                                                         December   ended June
                                                         31, 1995    30, 1996
                                                       ------------------------
                                                          Increase (Decrease)
                                                                 Income
                                                         (Dollars in thousands)
Elimination of BTV's amortization of the unearned
 revenue reserve relating to policies issued prior
 to January 1, 1995                                        $5,067       $1,819
Deferral and amortization of sales loads on policies
 acquired after the acquisition date                       (2,306)        (659)
                                                       ------------------------
                                                            2,761        1,160

Decrease in investment income resulting from reduction
 of short-term investments used for the acquisition
 of BTV                                                    (1,242)        (621)
Amortization over a period of 25 years of cost in
 excess of net assets of company acquired (goodwill)         (900)        (450)
Elimination of deferred policy acquisition costs on
 business issued prior to January 1, 1995                    (666)        (481)
Elimination of BTV's amortization of policy acquisition
 costs relating to policies issued prior to
 January 1, 1995                                            2,506        1,957

Elimination of BTV's amortization of PVFP                   1,862          784
Amortization of PVFP established at acquisition date       (9,060)      (5,305)
                                                       ------------------------
                                                           (7,198)      (4,521)

Elimination of interest expense on $51,000 of short-
 term debt of BTV paid off at acquisition date              3,104        1,432
Amortization of expenses deferred with the issuance
 of the $125,000 of Preferred Securities                     (155)         (77)
                                                       ------------------------
                                                            2,949        1,355
                                                       ------------------------
Pro forma income effect before income taxes and
 dividends on Preferred Securities                         (1,790)      (1,601)
Decrease in income taxes associated with above
 adjustments and dividends on Preferred Securities          4,433        2,464
Elimination of BTV's deferred income taxes                    172           30
                                                       ------------------------
Pro forma tax benefit                                       4,605        2,494
                                                       ------------------------
Pro forma income effect before dividends on Preferred
 Securities                                                 2,815          893
Dividends on 8.70% Preferred Securities                   (10,875)      (5,438)
                                                       ------------------------
Pro forma income effect                                   ($8,060)     ($4,545)
                                                       ========================

The allocation of the purchase price at the date of acquisition, August 13, 1996, may vary from those reflected above, due, in part, to the following items: 1) The present value of future profits and corresponding amortization thereof, will be based upon the in force of Golden American as of August 13, 1996, and not the in force at June 30, 1996 as reflected on the pro forma condensed consolidated balance sheet, or January 1, 1995 utilized to determine the adjustments on the pro forma condensed consolidated income statements.
2) As Golden American continues to write business in 1996, the amortized cost of fixed maturities will increase, however, the market values of the fixed maturities could vary based upon the changes in the level of interest rates. 3) The level of goodwill established will be adjusted by the items previously discussed and the ultimate market value of the assets and liabilities at the acquisition date.

The actual effect on earnings is forecasted to be less than reflected above based upon higher anticipated production levels by Golden American in 1996 and 1997 compared to the levels achieved in 1995 as well as anticipated cost savings from consolidation which are not reflected in the pro forma financial statements. Premium levels in the first six months of 1996 for BTV were $225,346,000 compared to $125,000,000 for all of 1995. The above contains a forward looking statement. Actual results for BTV may vary materially from forecasted results and will depend, among other things, on interest rates, stock market performance, tax and regulatory changes, investment performance of the underlying portfolios of the variable annuity product, variable annuity product design and sales volume by significant sellers of BTV's variable annuities.